Exhibit 32.2
TEXTRON INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Textron Inc. (the “Company”) on Form 10-K for the period ended January 3, 2009 as filed with the Securities and Exchange Commission on the Date hereof (the “Report”), I, Richard L. Yates, Senior Vice President, Corporate Controller and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 26, 2009	/s/ Richard L. Yates Richard L. Yates
Senior Vice President, Corporate Controller and
Acting Chief Financial Officer